UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 27, 2014
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 8.01	Other Events

On May 27, 2014, the Board of Directors of Rayonier Inc. (“Rayonier”) approved the separation of Rayonier’s performance fibers business through the distribution of 100% of the outstanding common stock of Rayonier Advanced Materials Inc. (“Rayonier Advanced Materials”), a wholly owned subsidiary of Rayonier, to Rayonier’s shareholders (the “Separation and Distribution”). To consummate the Separation and Distribution, the Board of Directors declared a pro rata dividend of Rayonier common stock, which will be effective as of 11:59 p.m. Eastern Time on June 27, 2014, to Rayonier’s shareholders of record as of the close of business on June 18, 2014 (the “Record Date”). Each Rayonier shareholder as of the Record Date will receive one share of Rayonier Advanced Materials common stock for every three common shares of Rayonier held at the close of business on the Record Date. Shareholders will receive cash in lieu of fractional shares of Rayonier Advanced Materials common stock. The Separation and Distribution is subject to the satisfaction or waiver of certain conditions.
Following the Separation and Distribution, Rayonier Advanced Materials will be an independent, publicly traded company, and Rayonier will not retain any equity interest in Rayonier Advanced Materials.
The press release announcing certain details of the Separation and Distribution is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Certain statements in this Form 8-K and the press release incorporated herein by reference regarding anticipated financial, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier's and Rayonier Advanced Materials’ future events, developments or financial or operational performance or results, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward looking statements are identified by the use of words such as "may," "will," "should," "expect," "estimate," "believe," "intend,” "anticipate" and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.
Although Rayonier believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions for the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of Rayonier and Rayonier Advanced Materials, the ability of both companies to meet debt service requirements, the availability and terms of financing and expectations of credit rating. Other important factors are described in Rayonier’s most recent Form 10-K and 10-Q reports on file with the Securities and Exchange Commission and in Rayonier Advanced Materials’ Form 10 that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document. Neither Rayonier nor Rayonier Advanced Materials assumes any obligation to update these statements except as is required by law.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 27, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President and
General Counsel
May 27, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release, dated May 27, 2014.	Filed herewith.

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